UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

AMERICAN WELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39515	20-5009396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, 26th Floor Boston, MA	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 204-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2020, concurrently with the closing of its initial public offering and upon the terms and subject to the conditions set forth in the Stock Purchase Agreement previously entered into with Google LLC (the “Investor”), the Company issued and sold in a private placement to the Investor 5,555,555 shares of Class C common stock, par value $0.01 per share, of the Company (“Class C Common Stock”) for an aggregate purchase price of $100 million (the “Private Placement”). As of September 21, 2020, the Investor holds approximately 2.5% of the issued and outstanding common stock of the Company on a fully diluted basis. The Company expects to use the net proceeds from the Private Placement for further growth initiatives related to its telehealth portfolio. The Stock Purchase Agreement was filed as Exhibit 10.33 to the Registration Statement on Form S-1 (File No. 333-248309), as amended (the “Registration Statement”) filed on August 24, 2020. The closing press release is included as Exhibit 99.1.

On September 21, 2020, the Company and the Investor entered into Amendment No.5 and Joinder to the Company’s Second Amended and Restated Investors’ Rights Agreement (the “Amended Investors’ Rights Agreement”), pursuant to which the Investor is entitled to registration rights with respect to shares of Class C Common Stock held by the Investor.

The Amended Investors’ Rights Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above and Item 5.03 below is incorporated by reference into this Item 3.02. The securities issued to the Investor were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, and the securities issued to our founders were issued pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2020, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The terms of the Certificate of Incorporation and Bylaws are the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement, which exhibits are incorporated by reference herein. The Certificate of Incorporation and Bylaws restate the Company’s prior certificate of incorporation and bylaws to, among other things:

•	Authorize three classes of common stock, Class A, Class B and Class C and convert all outstanding shares of common stock into Class A common stock (other than shares held by the Company’s founders, which were concurrently exchanged into shares of Class B common stock), which are entitled to one vote per share;

•	Provide that the Class B common stock collectively be entitled to a number of votes that equal 51% of the total voting power of all shares of common stock and any preferred stock entitled to vote and permit a share of the Class B common stock to be convertible at any time into one share of Class A common stock, and require it to be converted into such shares of Class A common stock upon (i) any transfer of such shares, except for certain permitted transfers to entities controlled by the Company’s founders, (ii) on the first business day after the date on which the outstanding shares of Class B common stock constitutes less than 5% of the aggregate number of shares of common stock then outstanding, as determined by the board of directors, (iii) on the first business day after the date on which neither founder is serving as an executive officer, (iv) following seven years after the date the Certificate of Incorporation becomes effective, provided that such period may, to the extent permitted by law and applicable stock exchange rules, be extended for three years upon the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A common stock entitled to vote thereon, voting separately as a class;

•	Provide that the Class C common stock be entitled to one vote per share on all matters other than votes on directors and be convertible into shares of Class A common stock on a one-for-one basis at the option of the holder upon determination that a filing under the Hart-Scott-Rodino Antitrust Improvements Act (“HSR”) is not necessary prior to conversion of such shares or, if required, upon expiration or termination of the HSR waiting period;

•	Require the approval of holders of at least 75% of the total combined voting power of the outstanding shares of common stock to amend the Certificate of Incorporation or Bylaws;

•	Divide the Company’s board of directors into three classes serving staggered three-year terms; and

•	Require that certain courts in the State of Delaware or the federal district courts of the United States be the exclusive forum for certain types of lawsuits.

The foregoing description of the Certificate of Incorporation and Bylaws is qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws. Reference is also made to the Company’s prospectus filed under Rule 424 on September 18, 2020 for a more complete description of the Certificate of Incorporation and Bylaws.

Item 8.01.	Other Events

On September 16, 2020, the Company announced the pricing of its initial public offering of 41,222,222 shares of its Class A common stock, par value $0.01 per share (the “Common Stock”) at a price to the public of $18.00 per share. In addition, the Company granted the underwriters a 30-day option to purchase up to 4,459,277 additional shares of Common Stock from the Company at the public offering price and 1,724,056 shares of Common Stock from certain selling shareholders, less underwriting discounts and commissions.

On September 18, 2020, the underwriters exercised in full their option to purchase additional shares. On September 21, 2020, the Company completed its initial public offering of Common Stock. The Company sold 45,681,499 shares of Common Stock and certain selling shareholders of the Company sold 1,724,056 shares of Common Stock.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of American Well Corporation, dated September 21, 2020 (incorporated by reference from Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 filed on September 8, 2020).

3.2	Amended and Restated Bylaws of American Well Corporation, dated as of September 21, 2020 (incorporated by reference from Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1 filed on September 8, 2020).

10.1	Amendment No. 5 and Joinder to the Second Amended and Restated Investors’ Rights Agreement, dated September 21, 2020

99.1	Closing Press Release of American Well Corporation dated September 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2020

AMERICAN WELL CORPORATION

By:	/s/ Bradford Gay
Bradford Gay
Senior Vice President, General Counsel